Exhibit 99.2

EXECUTION COPY

IMS HEALTH INCORPORATED

FIRST SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT

Dated as of February 6, 2008

Re:  $240,000,000 Senior Notes, Series 2008-A

Tranche 1 PPN: 449934 A#5

Tranche 2 PPN:  449934 B*8

IMS HEALTH INCORPORATED

1499 Post Road

Fairfield, CT

(203) 319-4700

Fax (203) 319-4533

FIRST SUPPLEMENT TO MASTER NOTE PURCHASE

AGREEMENT DATED AS OF APRIL 27, 2006

Dated as of February 6, 2008

TO EACH OF THE PURCHASERS LISTED IN

                THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

This First Supplement to Master Note Purchase Agreement (the “First Supplement”) is between IMS HEALTH INCORPORATED, a Delaware corporation (the “Company”), and the institutional investors named on the attached Schedule A (the “Purchasers”).

Reference is hereby made to the Master Note Purchase Agreement dated as of April 27, 2006 (the “Note Purchase Agreement”) between the Company and the purchasers listed on Schedule A thereto.  Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Note Purchase Agreement.  Reference is further made to Section 1.2 of the Note Purchase Agreement, which provides that each series of Additional Notes will be issued pursuant to a Supplement.  The Master Note Purchase Agreement as supplemented by this First Supplement is sometimes referred to as this “Agreement.”

The Company agrees with the Purchasers as follows:

1.             Authorization of the New Series of Additional Notes.  The Company has authorized the issue and sale of $240,000,000 aggregate principal amount of Additional Notes consisting of (i) $105,000,000 aggregate principal amount of 5.58% Senior Notes, Series 2008-A, Tranche 1, due February 6, 2015 (the “Series 2008-A, Tranche 1, Notes”) and (ii) $135,000,000 aggregate principal amount of 5.99% Senior Notes, Series 2008-A, Tranche 2, due February 6, 2018 (the “Series 2008-A, Tranche 2, Notes” and, together with the Series 2008-A, Tranche 1, Notes, the “Series 2008-A Notes”).  The Series 2008-A Notes, together with the Series 2006-A Notes heretofore issued pursuant to the Note Purchase Agreement and each series of Additional Notes that may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in exchange or substitution therefor pursuant to Section 13 of the Note Purchase Agreement).  The Series 2008-A Notes shall be substantially in the forms set out in Exhibits 1(a) and 1(b) to this First Supplement, with such changes therefrom, if any, as may be approved by you and the other Purchasers named in the attached Schedule A (the “Other Purchasers”) and the Company.

2.             Sale and Purchase of Series 2008-A Notes.  Subject to the terms and conditions herein and in the Note Purchase Agreement, the Company will issue and sell to you and each of the Other Purchasers, and you and each of the Other Purchasers will purchase from the Company, at the Closing provided for in Section 3, Series 2008-A Notes in the principal amount specified opposite your respective names in the attached Schedule A at the purchase price of 100% of the principal amount thereof.  Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3.             Closing.  The sale and purchase of the Series 2008-A Notes to be purchased by the Purchasers shall occur at the offices of Foley & Lardner LLP, 321 N. Clark Street, Suite 2800, Chicago, Illinois 60610-4764 at 9:00 a.m., Chicago time, at a closing (the “Closing”) on February 6, 2008 or on such other Business Day thereafter on or prior to February 29, 2008 as may be agreed upon by the Company and you and the Other Purchasers.  At the Closing, the Company will deliver to you the Series 2008-A Notes to be purchased by you in the form of a single Note (or such greater number of Series 2008-A Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 323 094 651 at JP Morgan Chase Bank, New York, New York, ABA No. 021 000 021.  If at the Closing the Company fails to tender such Series 2008-A Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this First Supplement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.             Conditions to Closing.  Your obligation to purchase and pay for the Series 2008-A Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement, as hereafter modified, with respect to the Series 2008-A Notes with the same force and effect as if each reference to “Series 2006-A Notes” set forth therein was modified to refer to the “Series 2008-A Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by this First Supplement, and to the following additional conditions:

(a)           Except as supplemented, amended or superseded by the representations and warranties set forth in Schedule 4, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

(b)           Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series 2008-A Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

5.             Prepayment of the Series 2008-A Notes.

(a)           No Scheduled Payments.  No regularly scheduled prepayments are due on the Series 2008-A Notes prior to their stated maturity.

(b)           Optional Prepayments with Make-Whole Amount.  The provisions of Section 8.2 of the Note Purchase Agreement shall apply to the Series 2008-A Notes and all references to “Series 2006-A Notes” therein shall be deemed to also refer to the Series 2008-A Notes.

(c)           Offer to Prepay Upon Change of Control.  The provisions of Section 8.3 of the Note Purchase shall apply to the Series 2008-A Notes.

(d)           Section 10.6 of the Note Purchase Agreement.  The Series 2008-A Notes are subject to the provisions of Section 10.6 of the Note Purchase Agreement regarding prepayments of Notes.

(e)           Additional Provisions.  The provisions of Sections 8.4 through 8.7 of the Note Purchase Agreement shall apply to the Series 2008-A Notes.

6.             Representations of the Purchasers.  Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2008-A Notes by such Purchaser.

7.             Amendment and Waiver.  In addition to, and notwithstanding the provisions of Section 17.1 of the Note Purchase Agreement, no amendment or waiver of any of the provisions of Section 2, 3, 4, 5, 6, 7, 8 or 9 of this First Supplement, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing.

8.             Revisions to Note Purchase Agreement.  The Note Purchase Agreement is amended as follows:

(a)           Section 10.1 is deleted and replaced in its entirety with the following:

“10.1      Consolidated Debt Ratio.

(a)           The Company will not permit the ratio of Consolidated Debt to Consolidated EBITDA (for the then most recently completed four fiscal quarters) to be greater than 3.5 to 1.00 at any time.

(b)           If at any time the Leverage Ratio (or any debt test measuring consolidated debt to consolidated EBITDA contained in the Credit Agreement), in each case for the then most recently completed four fiscal quarters, exceeds either (i) a number that is 0.15 less than the maximum ratio then permitted under the Credit Agreement or (ii) 3.25 to 1.00, then, within 90 days thereafter, you, each other holder of a Note, each holder of any notes outstanding under Master Note Purchase

Agreement dated as of January 27, 2006 among IMS Japan K.K., the Company and the purchasers named therein (the “IMS Japan Note Agreement”), and the banks party to the Credit Agreement (the “Banks” and, together with you and such other holders, the “Credit Parties”) shall enter into an intercreditor agreement on terms reasonably satisfactory to all Credit Parties and providing, among other things, that following the occurrence of an event of default under the Note Purchase Agreement, the IMS Japan Note Agreement or the Credit Agreement, any payment, proceeds or collateral received from the Company or any of its Subsidiaries in respect of any Debt held by any Credit Party shall be shared on a ratable basis with the other Credit Parties.  For the avoidance of doubt, a failure to enter into a satisfactory intercreditor agreement within such 90-day period shall constitute an Event of Default under Section 11(c).  For the purposes of Section 10.1(b)(i) only, Leverage Ratio shall be determined as provided under the Credit Agreement in effect at the time of such determination. For the purposes of Section 10.1(b)(ii) only, Leverage Ratio shall mean the ratio of Consolidated Debt to Consolidated EBITDA (for the then most recently completed four fiscal quarters).”

(b)           Section 10.2 is deleted and replaced in its entirety with the following:

“10.2      Fixed Charge Coverage Ratio.

The Company will not permit the ratio of Consolidated EBITDAR to Fixed Charges (in each case for the then most recently completed four fiscal quarters) to be less than 2.75 to 1.00 at any time.”

(c)           Section 10.3 is deleted and replaced in its entirety with the following:

“10.3      Priority Debt.

The Company will not permit Priority Debt at any time to exceed 10% of Consolidated Total Assets as of the end of the most recently ended fiscal quarter of the Company.”

(d)           Section 10.5 is deleted and replaced in its entirety with the following:

“10.5  Merger, Consolidation, etc.

                                                                                                                                The Company will not, and will not permit any of its Restricted Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

                   (a)           any Restricted Subsidiary may (x) consolidate with or merge with, or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to, (i) the Company or a

Restricted Subsidiary so long as in any merger or consolidation involving the Company, the Company is the surviving or continuing corporation or (ii) any other Person so long as the survivor is a Restricted Subsidiary, or (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.6; and

                   (b)           the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of all or substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

                                                                (i)            the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety (the “Successor Corporation”) shall be a solvent corporation organized and existing under the laws of the United States, Australia, Bermuda, Canada, Germany, The Netherlands, France or the United Kingdom;

                                                                (ii)           if the Company is not such Successor Corporation, such Successor Corporation (x) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes pursuant to such agreements and instruments as are reasonably satisfactory to the Required Holders, and (y) the Successor Corporation shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

                                                                (iii)          immediately after giving effect thereto, no Default or Event of Default would exist.”

(e)           Section 10.7 is deleted and replaced in its entirety with the following:

“10.7      Designation of Restricted and Unrestricted Subsidiaries.

The Company may designate any Restricted Subsidiary as an Unrestricted Subsidiary and any Unrestricted Subsidiary as a Restricted Subsidiary; provided that,

(a)           if such Subsidiary initially is designated a Restricted Subsidiary, then such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary and such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary, but no further changes in designation may be made;

(b)           if such Subsidiary initially is designated an Unrestricted Subsidiary, then such Unrestricted Subsidiary may be subsequently designated as a Restricted Subsidiary and such Restricted Subsidiary may be subsequently designated as an Unrestricted Subsidiary, but no further changes in designation may be made;

(c)           the Company may not designate a Restricted Subsidiary as an Unrestricted Subsidiary unless: (i) such Restricted Subsidiary does not own, directly or indirectly, any Debt or capital stock of the Company or any other Restricted Subsidiary, (ii) such designation, considered as a sale of assets, is permitted pursuant to Sections 10.5 and 10.6, (iii) immediately after such designation, Unrestricted Subsidiaries will account for less than 15% of the consolidated total assets of the Company and its Subsidiaries as of the end of the most recently ended fiscal quarter of the Company, and (iv) immediately before and after such designation there exists no Default or Event of Default; and

(d)           the Company may not be designated an Unrestricted Subsidiary.”

(f)            The following definitions in Schedule B are deleted and replaced or added as follows:

“‘Banks’ is defined in Section 10.1.

‘IMS Japan K.K. Note Agreement’ is defined in Section 10.1.

“Priority Debt” means, as of any date, the sum (without duplication) of (a) outstanding unsecured Debt of Restricted Subsidiaries other than (i) Debt of IMS Japan K.K. not exceeding $800,000,000 (Yen Denominated Equivalent), (ii) Debt owed to the Company or any other Restricted Subsidiary, (iii)  Debt of a Person outstanding at the time it becomes a Restricted Subsidiary (other than an Unrestricted Subsidiary that has been redesignated as a Restricted Subsidiary) provided that such Debt was not incurred in contemplation of such Person’s becoming a Restricted Subsidiary and (iv) all Guaranties of the Notes by any Restricted Subsidiary and (b) all Debt of the Company and its Restricted Subsidiaries secured by Liens other than Debt secured by Liens permitted by Sections 10.4(a) through (i).”

9.             Applicability of Note Purchase Agreement.  Except as otherwise expressly provided herein, the Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this First Supplement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.  This First Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

IMS HEALTH INCORPORATED

By:	/s/ Robert H. Steinfeld
Name: Robert H. Steinfeld
Title: Senior Vice President, General Counsel, and Corporate Secretary

By:	/s/ Jeffrey J. Ford
Name: Jeffrey J. Ford
Title: Vice President and Treasurer

The foregoing is agreed
to as of the date thereof.

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:	/s/ Yvonne Guajardo
Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Yvonne Guajardo
Assistant Vice President

PRUCO LIFE INSURANCE COMPANY OF
NEW JERSEY

By:	/s/ Yvonne Guajardo
Assistant Vice President

UNIVERSAL PRUDENTIAL ARIZONA
REINSURANCE COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By:	/s/ Yvonne Guajardo
Vice President

PRUDENTIAL RETIREMENT INSURANCE

AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

By:	/s/ Yvonne Guajardo
Vice President

AVIVA LIFE AND ANNUITY COMPANY
AMERICAN INVESTORS LIFE INSURANCE COMPANY
AVIVA LIFE INSURANCE COMPANY
By:	Aviva Capital Management, Inc., its
authorized attorney-in-fact

By:	/s/ Roger D. Fors
Name:	Roger D. Fors
Title:	VP-Private Placements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC, as Investment Adviser

By:	/s/ Elizabeth A. Perenick
Name:	Elizabeth A. Perenick
Title:	Managing Director

HAKONE FUND II LLC
By:	Babson Capital Management LLC, as Investment Adviser

By:	/s/ Elizabeth A. Perenick
Name:	Elizabeth A. Perenick
Title:	Managing Director

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Ellen I. Whittaker
Name:	Ellen I. Whittaker
Title:	Director, Fixed Income Investments

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Ellen I. Whittaker
Name:	Ellen I. Whittaker
Title:	Director, Fixed Income Investments

BANKERS LIFE AND CASUALTY COMPANY
CONSECO LIFE INSURANCE COMPANY
COLONIAL PENN LIFE INSURANCE COMPANY
CONSECO SENIOR HEALTH INSURANCE COMPANY
CONSECO HEALTH INSURANCE COMPANY
WASHINGTON NATIONAL INSURANCE COMPANY

by:	40|86 Advisors, Inc. acting as Investment Advisor

By:	/s/ Timothy L. Powel
Name:	Timothy L. Powell
Title:	Vice President

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Violet Osterberg
Name:	Violet Osterberg
Title:	Assistant Vice President

By:	/s/ Diane W. Dales
Name:	Diane W. Dales
Title:	Assistant Secretary

LIFE INVESTORS INSURANCE COMPANY OF AMERICA

By:	/s/ Frederick B. Howard
Name:	Frederick B. Howard
Title:	Vice President

MONUMENTAL LIFE INSURANCE COMPANY

By:	/s/ Frederick B. Howard
Name:	Frederick B. Howard
Title:	Vice President

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Kent R. Adams
Name:	Kent R. Adams
Title:	V.P. Fixed Income Securities

THE STATE LIFE INSURANCE COMPANY
By American United Life Insurance Company its agent

By:	/s/ Kent R. Adams
Name:	Kent R. Adams
Title:	V.P. Fixed Income Securities

PIONEER MUTUAL LIFE INSURANCE COMPANY
By American United Life Insurance Company its agent

By:	/s/ Kent R. Adams
Name:	Kent R. Adams
Title:	V.P. Fixed Income Securities

Schedule 4 to
First Supplement

SUPPLEMENTAL REPRESENTATIONS

The Company represents and warrants to each Purchaser that, except as hereinafter set forth in this Schedule 4, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series 2008-A Notes with the same force and effect as if each reference to “Series 2006-A Notes” set forth therein was modified to refer to the “Series 2008-A Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the First Supplement.  The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement that are supplemented hereby:

Section 5.3.  Disclosure.  The Company, through its agent, Banc of America Securities LLC, has delivered to each Purchaser a copy of a Confidential Private Placement Memorandum, dated January 2008 (the “Memorandum”), relating to the transactions contemplated by the First Supplement.  The Note Purchase Agreement, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreement and the First Supplement and identified in Schedule 5.3 to the First Supplement (the Note Purchase Agreement, the First Supplement, the Memorandum and such documents, certificates or other writings, collectively, the “Disclosure Documents”), as of their respective dates, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided that no such representation is made with regard to any projections contained therein, as to which the Company represents that such projections are based upon assumptions believed by the Company to be reasonable.  Except as disclosed in the Disclosure Documents, since December 31, 2006, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary, except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 5.4.  Organization and Ownership of Shares of Subsidiaries.

                (a)           Schedule 5.4 to the First Supplement contains (except as noted therein) a complete and correct list of the Company’s Subsidiaries (other than inactive Subsidiaries that have no material assets, liabilities or operations), showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.  Each such Subsidiary is designated a Restricted Subsidiary.

                (b)           All of the outstanding shares of capital stock or similar equity interests of each Material Subsidiary shown in Schedule 5.4 to the First Supplement as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4 to the First Supplement).

                (c)           Each Material Subsidiary identified in Schedule 5.4 to the First Supplement is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Material Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact except for instances of lack of such power or authority that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                Section 5.5.            Financial Statements.  The Company has delivered to you and each Other Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5 to the First Supplement.  All of the financial statements (including, in each case, the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal, year-end adjustments).

                Section 5.8.  Litigation; Observance of Agreements, Statutes and Orders.

                (a)           There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                (b)           Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.13.  Private Offering by the Company.  Neither the Company nor anyone acting on its behalf has offered the Series 2008-A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 25 other Institutional Investors, each of which has been offered the Series 2008-A Notes at a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would require registration of the Series 2008-A Notes under Section 5 of the Securities Act.

Section 5.14.  Use of Proceeds; Margin Regulations.  The Company will use the net proceeds from the sale of the Series 2008-A Notes to refinance Debt as well as for general corporate purposes, which may include, among other things, stock repurchases, business or asset acquisitions and dividends.  No part of the proceeds from the sale of the Series 2008-A Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 20% of the value of the consolidated assets of the Company and its Subsidiaries and the Company has no present intention that margin stock will constitute more than 25% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.  Existing Debt; Future Liens.

(a)           The outstanding Debt of the Company and its Subsidiaries as of September 30, 2007 is set forth and described in the audited Consolidated Statement of Financial Condition of the Company and its Subsidiaries as of September 30, 2007  and the accompanying Notes to Consolidated Financial Statements.  Since September 30, 2007, except as described in the aforementioned Notes or Schedule 5.15 to the First Supplement, there has been no Material change in the amounts or nature of the Debt of the Company or its Subsidiaries.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or any Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary the outstanding principal amount of which exceeds $10,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)           Neither the Company nor any Wholly Owned Material Subsidiary is a party to any agreement prohibiting or restricting the payment of dividends by any such Subsidiary.